UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           LION CONSULTING GROUP INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                                                        None
  (State of                                                   (I.R.S. Employer
Incorporation)                                               Identification No.)

 Seestrasse 129 Herrliberg Switzerland                             8704
(Address of principal executive offices)                        (Zip Code)

        Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class                               Name of each exchange of which
to be so registered                               each class is to be registered
-------------------                               ------------------------------
  Not applicable                                           Not applicable

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [X]

Securities  Act  registration  statement file number to which this form relates:
No. 333-181624

       Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $0.001 PER SHARE
                                (Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Common Stock of the Registrant is set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form S-1 (File No. 333-181624) as filed with the Securities and Exchange Commission on May 23, 2012, as amended, and including any form of prospectus therein filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is herein incorporated by reference.

ITEM 2. EXHIBITS

Exhibit No.                        Description
-----------                        -----------
3.1.1         Certificate of Incorporation*
3.1.2         Certificate of Amendment to Certificate of Incorporation*
3.2           Bylaws*

----------
* Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-181624), filed with the Securities and Exchange Commission on May 23, 2012.

                                   SIGNATURES

In accordance  with Section 12 of the Exchange Act of 1934, the Registrant  duly
caused  this  registration   statement  to  be  signed  on  its  behalf  by  the
undersigned, thereunto duly authorized.

                                        LION CONSULTING GROUP INC.
                                        (Registrant)



Date: February 26, 2013                 By: /s/ Philippe Wagner
                                            ------------------------------------
                                        Name:  Philippe Wagner
                                        Title: President (principal executive
                                               officer, principal accounting
                                               officer and principal financial
                                               officer)

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